 J.P. Morgan Healthcare Conference  January 11, 2021

   Forward Looking Statement and Non-GAAP Financial Information  *  This presentation contains statements about the Company’s future plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated as a result of various important factors, including those discussed in the Company’s most recent annual report on Form 10-K and reports on Form 10-Q and Form 8-K. These documents are available on the SEC’s website, on the Bristol-Myers Squibb website or from Bristol-Myers Squibb Investor Relations. In addition, any forward-looking statements represent our estimates only as of the date hereof and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.This presentation includes certain non-generally accepted accounting principles (GAAP) financial measures that we use to describe our company’s performance.  The non-GAAP information presented provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures.  Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies.  We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.  An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measure are available on our website at bms.com/investors. Also note that a reconciliation of certain forward-looking statements, however, is not provided due to no reasonably accessible or reliable comparable GAAP measures for such statements and the inherent difficulty in forecasting and quantifying such statements that are necessary for such reconciliation.

 A differentiated biopharma company focused on innovative medicines for patients with cancer and other serious diseases  BEST OF BIOTECHBEST OF PHARMA  Leading scientific innovationCollaborating at center of the biotech ecosystemLeveraging global scale and agilityDriven by the best people  *  Our strategic foundation

Strength of execution in 2020 provides foundation for future growth

Successful integration and synergy capture	Strong, high-performance **organization**
Driving in-line growth Opdivo 1L lung & LCM expansion opportunities Continued growth & favorable IP ruling for Eliquis	Maintaining **leadership** position in key disease areas
Commercial launch execution Reblozyl • Zeposia MS • Onureg	Foundation in place for **portfolio renewal**
Superior pipeline execution Zeposia UC • deucravacitinib PsO • Multiple positive trials for IO	Future **growth potential** further enabled
Disciplined business development	Early pipeline **strengthened** & CV franchise renewal **accelerated with MyoKardia**
Strengthened IP position for Revlimid*	**Cashflow** to invest in future innovation

Bristol Myers Squibb™

* Revlimid remains subject to patent litigation

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A leading patient-focused biopharmaceutical company

Leading Products across Four Therapeutic Areas

Solid Tumor Oncology

OPDIVO (nivolumab) | YERVOY (ipilimumab) | Abraxane

Hematology

Revlimid (lenalidomide) | Pomalyst (pomalidomide) | SPRYCEL dasatinib

Cardiovascular

Eliquis apixaban

Immunology

ORENCIA (abatacept)

Deep and Broad Late-stage Pipeline

8 Recent/potential near-term new product launches

Reblozyl (luspatercept-aamt) | ONUREG (azacitidine) | INREBIC (fedratinib) capsules | ZEPOSIA (ozanimod) | Mavacamten | liso-cel | ide-cel | Deucravacitinib

Additional expansion opportunities across multiple assets

Robust Early-stage Pipeline*

>50 assets

Across leading drug discovery platforms:

- Small molecules
- Protein homeostasis
- Biologics
- Cell & gene therapy

*Phase I / II Assets

Financial strength enabling continued investment for growth

$41.5B - $42.0B
2020 Total Revenues guidance

$45B - $50B
Free Cash Flow 2021-2023

Bristol Myers Squibb

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   Objectives for growth and portfolio renewal  Deliver top and bottom line growth through 2025  Diversified, earlier life-cycle growth products  Strong operating margins & cash generation  Grow the business  Renew the portfolio  Financial strength & flexibility  Maximizing our in-line business and launch portfolioContinuing to invest in our late-stage pipeline and expansion opportunitiesAdvancing our mid-stage pipelineDisciplined investment in additional growth though BD  Execution priorities  Continued high performance organization  *  Not for Product Promotional Use

   Bristol Myers Squibb view broadly aligned Expect low to mid-single digit revenue CAGR,* as inline growth products and launches more than offset LOEsStronger conviction on launch product potentialLow double-digit revenue CAGRex-Revlimid & Pomalyst* Maintain strong profitability;low to mid 40s operating margin** Cashflow and balance sheet strength for continued business development    Growing our business from 2020-2025  *  Analyst consensus revenue estimates     LOEs = Revlimid, Pomalyst, Sprycel, Orencia, Abraxane  *At constant exchange rates - There is no reliable or reasonable estimable comparable GAAP metric for this forward-looking information** Non-GAAP - There is no reliable or reasonable estimable comparable GAAP metric for this forward-looking information  Primarily IO & Eliquis  CAGR of 3.7%  Continuing business              2020  LOEs  In-line Brands  Launches  2025  Not for Product Promotional Use

A strong base for continued portfolio renewal in 2025

Refreshed projected business mix


LOE products
Continuing Business
Other Continuing Business
Current Launch Portfolio

- Continuing business ~**90%** of company
- Launch portfolio ~**30%** of continuing business

Strong profitability • Operating margin in the low to mid 40s*

Growth opportunities for new launches through expansion into new indications	New launches & registrational opportunities from mid & late-stage pipeline	Continued investment in BD

Bristol Myers Squibb

LOE products = Revlimid, Pomalyst, Sprycel, Abraxane
Continuing business = In-line brands + launch portfolio
* Non-GAAP - There is no reliable or reasonable estimable comparable GAAP metric for this forward-looking information

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Growth opportunities for the second half of the decade

2025 projected mix

Launch portfolio growth potential


Other continuing business
Current Launch Portfolio

- $20B-$25B in NRA revenue potential* in 2029
- Additional potential indications launching in 2025+

Mid to late-stage pipeline yields new launch opportunities

iberdomide	CC-92480
FXIa inhib	Relatlimab
CC-93269	Cendakimab
Danicamtev	bempeg

Continued innovation

- Diverse internal pipeline with >20 assets with proof of concept decisions over next 2-3 years
- Strong R&D capabilities
- Significant capital for Business Development opportunities e.g. MyoKardia

Operating margin in the low to mid 40s**

Bristol Myers Squibb

* Peak non-risk adjusted revenue potential; subject to positive registrational trials and health authority approval

** Non-GAAP - There is no reliable or reasonable estimable comparable GAAP metric for this forward-looking information

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Launch portfolio with $20B-$25B of non-risk adjusted revenue replacement power

Non-risk adjusted Revenue potential*		Current status	Additional key growth opportunities
At least $4B	Deucravacitinib (TYK2i)	• Psoriasis: 1st Ph3 psoriasis data in-house w/ 2nd Ph3 read-out expected in Q1'21	• Ph3 PsA to initiate this year • Ph2s ongoing in IBD and lupus, 1st expected 2H21
	Reblozyl (luspatercept-aamt) for injection 25mg • 75mg	• Launched in TD beta-thal & post-ESA RS+ MDS	• Ph3 ESA-naïve MDS (COMMANDS) expected 2022+ • Ph3 MF to initiate this year
	Mavacamten	• U.S. submission for obstructive HCM planned Q1 2021	• Non-obstructive HCM: plans to initiate Ph2/3 • HFpEF: Ph2 initiating
	Cell Therapy Franchise	Liso-cel: under FDA review for 3L+ LBCL	• 2L TE & TNE DLBCL expected 2021, 3L+ CLL expected 2022
		Ide-cel: PDUFA March 27, 2021 in 4L+ MM	• Ph3 KarMMa3 3L-5L MM expected 2022+
At least $3B	ZEPOSIA (ozanimod)	• Launched in U.S. & EU for RMS • Positive Ph3 data in UC	• Expect FDA approval for UC in 2021 • Ph3 Crohn's data expected 2022+
At least $1B	ONUREG (azacitidine) tablets	• Launched in 1L AML maintenance	
<$1B	INREBIC (fedratinib) capsules	• Launched in myelofibrosis	

*Peak non-risk adjusted revenue potential through 2029; subject to positive registrational trials and health authority approval

Bristol Myers Squibb Not for Product Promotional Use 10

Deucravacitinib (TYK-2i): Potential broad autoimmune therapy

Patients need options that are oral, more effective & with a favorable safety profile

Differentiated medicine

- Selective inhibitor of IL-12, IL-23 & Type 1 IFN
- Clinical profile to date is consistent with this MOA
- 1st positive Ph3 data in-house

Deucravacitinib has potential to be oral medicine of choice

Key expansion opportunities

Deucravacitinib has the potential to address a broad spectrum of auto-immune diseases

	P1	P2	P3	Timing
Psoriasis				POETYK-2 Q1'21
Psoriatic Arthritis				Beginning Ph3 in 2021
Ulcerative Colitis				Ph2 PoC 2H'21
Crohn's Disease				Ph2 PoC 2022
SLE				Ph2 PoC 2H'21
Lupus Nephritis				Ph2 PoC 2022+

Treated Pts with moderate-severe disease:

Patient #s in millions**



U.S.
EU5
2.5M
1.2
1.2
1.0M
0.5
0.5
0.4M
0.3
0.8M
0.3
0.5
0.8M
0.3
0.5
Psoriasis
PsA
Lupus
UC
Crohn's

2029 non risk-adjusted sales potential* >$4B

*Peak non-risk adjusted revenue potential through 2029; subject to positive registrational trials and health authority approval
** Numbers indicate patients on any prescribed treatment (systemic, topical, advanced)
Source: Decision Resources Group; BMS Internal Analysis

Bristol Myers Squibb
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 Reblozyl: Differentiated medicine for anemia  *  Patient #s in thousands**  1L MDS (COMMANDS)  P1  Myelofibrosis (INDEPENDENCE)  P2  P3  Topline 2022+  Ph3 to begin Q1’21  1 Addt’l MDS with COMMANDS (Incremental to MEDALIST)2 Current MDS indication3 Current Beta thal indication  *Peak non-risk adjusted revenue potential through 2029; subject to positive registrational trials and health authority approval**Represent diagnosed prevalence estimates for Reblozyl Eligible patient population (to current or future expected label)Source: Decision Resources Group; BMS Internal Analysis     2029 non risk-adjusted sales potential* >$4B  Key expansion opportunities  41K  14K  7K  12K  (ESA-naïve)1  (ESA-failure,RS+)2  Not for Product Promotional Use

 Mavacamten: Expanding our CV franchise  Obstructive HCMSignificant unmet need for patients with symptomatic obstructive HCMCurrent options limited to treatment of symptoms e.g. use of beta blockers or highly invasive proceduresA potential first-in-class medicine to potentially address the underlying disease    Obstructive HCM (completed)  P1  Non-obstructive HCM  Precision diastolic disease (HFpEF)  P2  P3  * Assumes 25% diagnosis rate  ** Peak non-risk adjusted revenue potential through 2029; subject to positive registrational trials and health authority approval  *    2029 non risk-adjusted sales potential* >$4B  Key expansion opportunities  Application to be filed in Q1’21Ph2 Maverick study completed; plans to initiate Ph2/3Ph2 POC EMBARK initiating  433K  160-200K  Diagnosed* symptomatic oHCM:    2/3 obstructive  U.S.    80-100  Patient #s (in thousands)  EU5    80-100  Not for Product Promotional Use

Factor XIa inhibitor: Potential to expand antithrombotic therapy and further renew our CV franchise

Potential opportunity to address unmet needs due to bleeding risk

- Up to 20% of patients with high stroke risk do not receive treatment
- Combining OACs with dual-antiplatelet therapy is limited due to risk of serious bleeding

FXIa has potential to deliver efficacy with less bleeding

- Potentially supports prevention of thromboembolic events with:
  - reduced risk of serious bleeding
  - ability to combine with anti-platelets
- Encouraging genetic, epi and preclinical data

Key upcoming Ph2 Proof-of-Concept readouts


P1
P2
P3
Total knee replacement (VTE)
Secondary stroke prevention

- FXIa-i vs enoxaparin
- Expected 2021

- FXIa-i + clopidogrel + aspirin vs. clopidogrel + aspirin
- Expected 2022

Bristol Myers Squibb™
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CELMoD agents: Unique opportunity to sustain a leadership position in multiple myeloma

Iberdomide and CC-92480

- Potential to improve on IMiD agents
- Clinical data show promising, durable response rates in highly refractory patients
- Trials assessing doublet and triplet treatment options underway

Unique potential to create novel combinations with BCMA-targeting agents

Unlock the potential of BCMA targeting	Redefine SoC across lines of therapy	Potential to displace IMiD* agents as new foundation
BCMA Targeting Agents ►	Combinations	◄ CELMoD agents

Two different assets in late-stage development



P1
P2
P3
iberdomide + dexamethasone
iberdomide triplet
CC-92480

- ORR 2021 (potentially registrational)
- Initiating earlier lines in MM in 2021
- ORR 2022

* IMiD agents are a subgroup of CELMoD agents with a similar MOA

Bristol Myers Squibb
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 Well positioned for long-term innovation   Protein Homeostasis  *  Cell Therapy  Immuno-oncology  Human Genetics   Broad network of external partnerships  Opportunity to be industry leaders across key scientific platforms      Robust and diverse early pipeline  Oncology21 Phase I / II assets  Immunology10 Phase I / II assets  Cardiovascular6 Phase I / II  Hematology16 Phase I / II assets  Fibrosis6 Phase I / II assets  Neuroscience1 Phase II asset  >50 assets across leading drug discovery platforms>20 POC decisionsin the next 2-3 years  Not for Product Promotional Use

Significant financial flexibility to support a balanced approach to capital allocation

~$22B* cash on-hand

as of Q3 2020

~$45B - $50B FCF

expected 2021-2023

Future innovation through business development

Further strengthen the balance sheet to enable future investment

- <1.5x debt to EBITDA by 2024
- Maintain strong investment-grade credit rating
- Bring forward up to $4B additional debt reduction in 2021

Returning capital to shareholders:

- Continued dividend growth
- $2B incremental share repurchase in 2021; $3B - $4B total planned

*Cash includes cash, cash equivalents and marketable securities; 75% of total cash is in the U.S.
**Future dividend payouts illustrated using 2020 dividend rate and requires board authorization

Bristol Myers Squibb™ Not for Product Promotional Use 17

 Significant capacity for business development Consistent criteria for sourcing external innovation:Focused on therapeutic areas of interest Oncology ● Hematology ● Immunology ● Cardiovascular ● Neurology  Business Development is a top priority  *  Further strengthen the company’s growth profile andsupport pipeline & research sustainability  ScientificallySound  Strategically Aligned  FinanciallyAttractive  Not for Product Promotional Use

Execution Scorecard

Financial Expectations

- 2020-2025:
  - Low to mid-single digit CAGR*
  - Low double-digit CAGR for Continuing business*
- Operating margins low to mid 40%s**
- ~$3B of synergies by end of 2022
- $45B - $50B of free-cash flow 2021-2023

2021 Key Milestones

Opdivo (+/- Yervoy)	*U.S./EU expected approvals*: 1L RCC (9ER), 1L GC (649, O+Chemo), adj Eso (577), adj MIBC (274)
	1L Esophageal (CM-648)
	Opdivo return to annual growth
Relatlimab	1L Melanoma w/ Opdivo Ph3
liso-cel	3L+ DLBCL U.S./EU approval
	2L TE and TNE DLBCL
	3L+ CLL
ide-cel	4L+ MM U.S./EU approval
iberdomide + dex	4L+ MM Ph 1b/2a
Deucravacitinb	PsO (2nd study) Ph3 & U.S. filing
	UC Ph2 (POC)
Zeposia	UC U.S./EU approval
Cendakimab	Initiation of Ph3
Factor XIa inh.	Total Knee Replacement VTEp Ph2 (POC)
Mavacamten	oHCM U.S. filing & approval

2022/2023 Key Milestones

Opdivo (+/- Yervoy)	***Metastatic*** 1L HCC (CM-9DW) 1L MSI-H CRC (CM-8HW)
	Adjuvant Neo-adj Lung EFS (CM-816) Peri-adj Lung (CM-77T)
Bempeg	1L melanoma*** & 1L renal
liso-cel	3L+ Follicular lymphoma
ide-cel	3L+ MM (KarMMa-3) Ph3
	2L+ MM (KarMMa-2) POC
CC-92480	4L+ MM Ph1/2
CC-93269 (TCE)	Initiation of pivotal trial
Deucravacitinb	PsO U.S./EU approval
	CD & Lupus Ph2 (POC)
Zeposia	CD Ph3
Factor XIa inh.	Secondary Stroke Prevention Ph2 (POC)
Reblozyl	1L MDS (ESA naïve) COMMANDS Ph3
Ph 1/2 Pipeline	>20 POC decisions

To be expanded to include regulatory milestones pending future registrational successes

Bristol Myers Squibb

*at constant exchange rates - There is no reliable or reasonable estimable comparable GAAP metric for this forward-looking information
**Non-GAAP - There is no reliable or reasonable estimable comparable GAAP metric for this forward-looking information
***expected in 2022

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Established a strong foundation in 2020Leading in-line medicines, significant short term launch opportunities,and a rich pipeline in each therapeutic area of focusExpect to deliver low to mid-single digit revenue CAGR from 2020 to 2025Strong profitability and financial flexibility enables continued investment in innovationWell positioned for the second half of the decade  *    Bristol Myers Squibb is a leading Biopharma company focused on Innovation and well positioned for growth  Not for Product Promotional Use